SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported June 14, 2000)
                                                -----------------

                        U.S. Digital Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)



     Nevada                           0-21225                     52-2124492
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(State or Other                   (Commission File               (IRS Employer
Jurisdiction of                       Number)                    Identification
Incorporation)                                                        No.)


2 Wisconsin Circle, Chevy Chase, Maryland                           20815
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (301) 961-1540
                                                   --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events

         The Registrant, on Wednesday, June 14, 2000 issued a press release. The full text of which is printed below.

Press Release Copy

USDI Directors and Officers Resign; Company Ceases Operations

WASHINGTON, June 14 /PRNewswire/ All of the directors and officers of U.S. Digital Communications, Inc. (OTC BB: USDI) have resigned, effective immediately. Presently the company has no employees, officers, or directors. The corporation has no assets, no revenues, and no money to continue in business. In addition, the corporation does not have the capability to transact business in the future.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             U.S. DIGITAL COMMUNICATIONS, INC.
                                                       (Registrant)



Date:    June 19, 2000                  By: /s/ Robert J. Wussler
                                                -------------------------
                                                Name:   Robert J. Wussler
                                                Title:  Chairman